Ryerson Investor Presentation March 2021 Exhibit 99.1

31 Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this presentation and other written or oral statements made by or on behalf of the Company constitute "forward-looking statements" within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” "believes," "expects," "may," "estimates," "will," "should," "plans," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; fluctuating metal prices; our substantial indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; impacts and implications of adverse health events, including the COVID-19 pandemic; work stoppages; obligations under certain employee retirement benefit plans; the ownership of a majority of our equity securities by a single investor group; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2020, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Additionally, Targets are based on 3 year window; Service center industry growth assumed consistent with 2018 tons shipped and average selling prices consistent with Ryerson historical average prices Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results.  A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

Business Overview Jim Claussen Executive Vice President & Chief Financial Officer Molly Kannan Corporate Controller & Chief Accounting Officer

A leading North American value-added metals service center Approximately 100 locations across North America & China Next day delivery 24/7 customer service on Ryerson.com Value-added processing *Sales product mix based on 2020 results as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2020. Carbon includes other metal sales representing 2% of sales mix. Ryerson U.S. Market Share Source: Metal Service Center Institute $3.5B Net Sales 2020 $120M Adj. EBITDA, excl. LIFO 2020 Net Debt ($M) $448 Unique culture and diversified offerings serving growing markets An intelligently connected network of industrial metal service centers offering great customer experiences with speed, scale and value-add across Ryerson's customer experience eco-system ~100 Locations 179 Years 40,000 Customers 75,000 Products +1.1%

Manufacture metals Produce & ship large volumes Have long lead times with highly volatile and longer lead and  delivery times 75,000 aluminum, carbon, and stainless products in inventory and network access to more thru our "virtual warehouse" Delivers same/next day  Product and End Market Application Expertise Menu of Value-Added Services Purchase smaller quantities Require a variety of products and services Can leverage Ryerson to reduce processing and inventory investment needs Ryerson at the Center of The Industrial Metals Value Chain – A Fragmented Industry within a Greater than $250 Billion Market Suppliers Customers Benefits of position in Supply Chain Menu of processing and value-added services Risk Managed Supply Chain Countercyclical cash flows Strategic locations throughout the industrial, manufacturing and distribution B2B economy Benefits from on-shoring/re-shoring of supply chains On demand delivery

Well Positioned For Cyclical and Secular Growth Trends; Counter-Cyclical Performance Well Established Transferring Value to Shareholders through Operating Model Advancement and Balance Sheet Deleveraging Transformed Operating and Financial Profile Since IPO Organic and Inorganic Growth Supported by Investment in Future State Systems, Capex and M&A Experienced Management Team With a Proven Track Record of Success Key Investment Highlights

U.S. Industrial Production & MSCI Tons (M) Commodity Prices Since Dec. 2017 Sources: Bloomberg: prices through Jan 31, 2021; Federal Reserve: industrial production index monthly year-over-year change. Demand is recovering in nearly all markets Inventories remain low in supply chains setting up a restocking cycle Lead times have gapped out Customers have a strong preference for a domestic supply chain with quick turnarounds Consolidation in the sector is improving industry structure Anticipated increase in infrastructure spending Market Commentary Well Positioned For Growth Assuming Attractive Metals Sector Fundamentals…Recovery as Indicators Currently Show

End market percentages are based on 2020 sales as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2020. Electric Vehicles Cloud Infrastructure Automation Renewable Energy E-Commerce Logistics Secular Growth End-Markets

’30-’39 ’40-’49 ’50-’59 ‘60-’69 ’70-’79 ’80-’89 ’90-’99 ’00-’09 ’10-’19 Source: Standard & Poor’s Financial Services, “Infrastructure: What Once Was Lost Can Now Be Found — The Productivity Boost,” Beth Ann Bovino. Chart data from BEA and S&P Global Economics. Public Spending On Broad Infrastructure As A % Of GDP At Record Lows More Than Old Enough 1949 1952 1955 1958 1961 1964 1967 1970 1973 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 2006 2009 2012 2015 2018 Source: Commerce Department Record age for U.S. assets is seen pointing toward capital-spending growth 1940 high: 20.6 years 2009, 1.70 1967, 2.48 Average age of fixed assets and consumer durables Ryerson Stands to Benefit From Increased Infrastructure Spending Public investment in infrastructure has never regained its earlier levels but that has to change - "YITTB"

INDUSTRY-LEADING PERFORMANCE MARGIN EXPANSION OPERATIONAL EFFICIENCY Growing share by leveraging scale in highly fragmented market Multi-channel sales and distribution platform Investment in capabilities Strategic acquisitions Expanding use of analytics PROFITABLE GROWTH Optimize product and customer mix Value-added processing Value-driven pricing Supply chain innovation, architecture, and leadership Expense and working capital leadership Significant operating leverage Best practice talent management Speed Contributing to our customers’ success Ryerson has Transformed its Operating and Financial Profile with a “Say Yes, Figure It Out” Approach to its Business and Company Culture

Ryerson continues improving operating metrics and leverage ratios through the cycle from peak to trough. *2009 leverage ratio not meaningful since it is calculated as net debt / Adj. EBITDA, excl. LIFO and the latter was negative in 2009. 1st Comparative Period  2nd Comparative Period Current Period $M 2008 2009 2010 2014 2015 2016 2018 2019 2020 Gross Margin, excl. LIFO 15.1% 9.2% 15.2% 17.6% 16.0% 19.7% 19.2% 16.9% 17.6% Expenses excl. D&A as a % of Sales 10.3% 14.6% 12.0% 11.9% 12.9% 14.2% 12.7% 12.8% 14.4% Adj. EBITDA, excl. LIFO  $277   ($137) $134   $218  $109 $178  $308 $190 $120 Interest Coverage Ratio 2.5x ∞* 1.2x 2.0x 1.1x 2.0x 3.1x 2.0x 1.6x Cash Conversion Cycle 103 101 86 94 91 80 75 78 75 Net Debt $900 $639 $1,128 $1,171 $958 $882 $1,130 $923 $679 Leverage Ratio 3.2x ∞* 8.5x 5.4x 8.8x 5.0x 3.7x 4.9x 5.7x Pension Liability $296 $323 $306 $277 $238 $216 $181 $140 $154 Book Value of Equity $392 $154 ($183) ($125) ($141) ($49) $76 $179 $145 U.S. Industry Shipments, Tons 48M 31M 37M 45M 41M 39M 42M 39M 35M Bloomberg Commodity Index 117 139 162 104 79 88 77 81 78 Ryerson Transformational Proof Ryerson’s performance shows consistent through the cycle improvements in key financial metrics

$M *Net debt is calculated as total debt less cash & cash equivalents and fair value of AM Castle shares. **$12M of the 2020 pension and retiree medical contributions has been deferred to 2021 in accordance with the CARES Act. Net Debt * Pension Benefit Liability Annual Fixed Cash Commitments $448 $123 $93 Material Deleveraging Offers Value Transfer to Shareholders Repaying debt, borrowing at lower rates, extending maturities, and leveraging our real-estate portfolio to transfer value to shareholders

Enhanced intelligent systems for connecting: People – Subject matter experts Supply chains – Visualization/Virtualization Inventory – Connected and mapped Fixed assets – Optimizing Logistics – Speed, Access, Visibility, Service Five bolt-on acquisitions since 2014 Accretive to gross margin & adjusted EBITDA Focus on value-added processing Broaden transactional customer portfolio Enhance supply chain network and service points Investing in the Business Ryerson has invested $103 million in growth initiatives since 2014 to expand value-added capabilities, improve its interconnected network, and enhance the customer experience.

Value-Added Sales Mix 18.4% Gross Margin 18.7-18.9% Gross Margin 13.9% Gross Margin Value-added Processing Shift Ryerson targets increasing its fabrication mix to 15% of sales, which is expected to positively impact gross margin by ~30-50 bps Note: Targets are based on 3 year window; Service center industry growth assumed consistent with 2018 tons shipped and average selling prices consistent with Ryerson historical average prices

6% U.S. Market Share 15% Value-Add Mix 20% Gross Margin, excl. LIFO 2.0x Net Debt / Adj. EBITDA, excl. LIFO $600m/$50M CS&W Net Sales/Adj. EBITDA, excl. LIFO Strategic Priorities for Obtaining Next Phase Targets – All About Creating The Industry's Best Customer Experience with Speed, Scale, and Consistency Digital Capabilities Note: Targets are based on 3 year window; Service center industry growth assumed consistent with 2018 tons shipped and average selling prices consistent with Ryerson historical average prices Increase value-add as a percentage of sales as investments of past five years take deeper root Achieve Central Steel & Wire long-term, mid-cycle targets for revenue, EBITDA and working capital management Ryerson digitalization initiatives and footprint optimization work drive differentiation in the industry Reduce net leverage as further operating model improvement realizations take effect

Eddie Lehner President and Chief Executive Officer |6 years 9+ years at Ryerson 31+ years of industry experience Mike Burbach President – North / West Region | 13 years 37+ years at Ryerson 37+ years of industry experience Molly Kannan Controller and Chief Accounting Officer | 6 years 12+ years at Ryerson 12+ years of industry experience Mark Silver Executive Vice President, General Counsel, & Chief HR Officer | 5 years 8+ years at Ryerson 8+ years of industry experience Jim Claussen Executive Vice President and Chief Financial Officer | <1 year 19+ years at Ryerson 26+ years of industry experience Kevin Richardson President – South / East Region | 13 years 36+ years at Ryerson 36+ years of industry experience John Orth Executive Vice President | 3 years 3+ years at Ryerson 28+ years of industry experience Srini Sundarrajan Chief Information Officer | 2 years 2+ years at Ryerson 2+ years of industry experience X years represents years in current role Experienced Management Team *As communicated on Form 8-K February 23, 2021, Mike Burbach has been appointed as Chief Operating Officer, effective April 2nd, 2021. At the same time, the Company announced the retirement of Kevin Richardson, also effective April 2nd, 2021.

Financial Update

Based on 2020 results as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2020. A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. . Net Sales Gross Margin, excl. LIFO Diluted Adjusted Earnings (Loss) per Share Adj. EBITDA, excl. LIFO Cash from (used in) Operating Activities $853M 19.3% ($0.17) $34M ($19M) +3% vs. Q3’20 -11% vs. Q4’19 +260 bps vs. Q3’20 +120 bps vs. Q4’19 -$0.48 vs. Q3’20 -$0.47 vs. Q4’19 +2M vs. Q3’20 -$13M vs. Q4’19 -139M vs. Q3’20 -81M vs. Q4’19 Fourth Quarter Q4 2020 Key Financial Metrics Realized significant accomplishments and improvements to the business in a pandemic year of adversities with enhanced recovery capacities $3.5B 17.6% ($0.08) $120M $278M -23% vs. 2019 +70 bps vs. 2019 -$1.87 vs. 2019 -$70M vs. 2019 +85M vs. 2019 Full-Year 2020

Generated $1.2B of FCF since 2008 despite business cycles and capital expenditures of $390M Generating Significant Free Cash Flow Through The Cycle Improved operating profile expected to generate higher through-the-cycle quality of earnings & less cash flow generation volatility to fuel value shift to equity shareholders and future growth investment Based on 2020 results as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2020.

Well Positioned For Growth Given Attractive Metals Sector Fundamentals and End-Market Growth Trends Transformed Operating and Financial Profile Since IPO Transferring Value to Shareholders through Balance Sheet Transformation Investing in Business Growth and Driving Higher Margin Value-Add Shift Experienced Management Team With a Proven Track Record of Success Ryerson Takeaways Transferring value to shareholders and poised to grow and provide excellent customer experiences with speed, scale and consistency

Appendix

31 Note: EBITDA represents net income before interest and other expense on debt, provision for income taxes, depreciation, and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, gain or loss on retirement of debt, loss on pension settlement, purchase consideration and other transaction costs, and foreign currency transaction gains and losses. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues, and gains (losses) that are unrelated to the day to day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income or cash flows from operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies. Adjusted Net income (loss) and Adjusted Earnings (loss) per share is presented to provide a means of comparison with periods that do not include similar adjustments. Certain measures contained in these slides or the related presentation are not measures calculated in accordance with GAAP, and they should not be considered a replacement of GAAP results. Non-GAAP Reconciliation

Net income includes a vacation accrual adjustment of $11M in Q4 2019. ` Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO

Net income includes gain on bargain purchase of $70M in 2018 for acquisition of CS&W and includes a favorable vacation accrual adjustment of $11M in 2019. Non-GAAP Reconciliation: Annual

Non-GAAP Reconciliations: Adjusted Net Income & Net Debt